UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 22, 2018

COMMUNITY HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15925	13-3893191
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4000 Meridian Boulevard

Franklin, Tennessee 37067

(Address of principal executive offices)

Registrant’s telephone number, including area code: (615) 465-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement

On June 22, 2018, CHS/Community Health Systems, Inc. (the “Issuer”), a direct, wholly owned subsidiary of Community Health Systems, Inc. (the “Company”), completed its previously announced offers to exchange (collectively, the “Exchange Offers”) (i) up to $1,925 million aggregate principal amount of its new Junior-Priority Secured Notes due 2023 (the “2023 Notes”) in exchange for any and all of its $1,925 million aggregate principal amount of outstanding 8.000% Senior Unsecured Notes due 2019 (the “2019 Notes”), (ii) up to $1,200 million aggregate principal amount of its new 8.125% Junior-Priority Secured Notes due 2024 (the “2024 Notes” and, together with the 2023 Notes, the “New Notes”) in exchange for any and all of its $1,200 million aggregate principal amount of outstanding 7.125% Senior Unsecured Notes due 2020 (the “2020 Notes”) and (iii) to the extent that less than all of the outstanding 2019 Notes and 2020 Notes were tendered in the Exchange Offers, up to an aggregate principal amount of 2024 Notes equal to, when taken together with the New Notes issued in exchange for the validly tendered and accepted 2019 Notes and 2020 Notes, $3,125 million, in exchange for its outstanding 6.875% Senior Unsecured Notes due 2022. The Exchange Offers expired at midnight, New York City time, at the end of the day on June 19, 2018.

On June 22, 2018, the Issuer issued $1,770,337,000 aggregate principal amount of 2023 Notes, which mature on June 30, 2023, and $1,354,663,000 aggregate principal amount of 2024 Notes, which mature on June 30, 2024. The terms of the 2023 Notes are governed by an Indenture (the “2023 Notes Indenture”), dated as of June 22, 2018, among the Issuer, the Company, the subsidiary guarantors party thereto and Regions Bank, as trustee (the “Trustee”) and collateral agent (the “Collateral Agent”). The terms of the 2024 Notes are governed by an Indenture, dated as of June 22, 2018, among the Issuer, the Company, the subsidiary guarantors party thereto, the Trustee and the Collateral Agent (the “2024 Notes Indenture” and, together with the 2023 Notes Indenture, the “Indentures”).

Interest. Interest on the 2023 Notes is payable semi-annually in arrears on June 30 and December 31 at (i) 11.000% per annum from June 22, 2018 to, but excluding, June 22, 2019 and (ii) 9.875% per annum from June 22, 2019 until maturity. Interest on the 2024 Notes is payable semi-annually in arrears on June 30 and December 31 at a rate of 8.125% per annum. The first interest payment date for each series of New Notes will be December 31, 2018.

Guarantees. Each series of New Notes is unconditionally guaranteed on a junior-priority secured basis by the Company and each of the Issuer’s current and future domestic subsidiaries that provide guarantees under the Issuer’s senior secured credit facilities (the “Credit Facilities”), the Issuer’s ABL facility (the “ABL Facility”) and any capital market debt securities of the Issuer (including the Issuer’s outstanding senior notes).

Security. Pursuant to a junior-priority collateral agreement, dated as of June 22, 2018 (the “Junior-Priority Collateral Agreement”), among the Issuer, the grantors named therein and Regions Bank, as collateral agent, the ABL Intercreditor Agreement (defined below) and the Senior-Junior Intercreditor Agreement (defined below), each series of New Notes and the related guarantees are secured by (i) second-priority liens on the collateral (the “Non-ABL Priority Collateral”) that secures on a first-priority basis the Credit Facilities (subject to certain exceptions) and the Issuer’s existing secured notes (the “Existing Senior-Priority Secured Notes”) and (ii) third-priority liens on the collateral (the “ABL-Priority Collateral” and together with the Non-ABL Priority Collateral, the “Collateral) that secures on a first-priority basis the ABL Facility (and secures on a second-priority basis the Credit Facilities and the Existing Senior-Priority Secured Notes), in each case subject to permitted liens described in the Indentures. Each series of New Notes is subject to the terms of three intercreditor agreements: (1) the intercreditor agreement which governs the relative rights of the secured parties in respect of the ABL Facility, the Credit Facilities, the Existing Senior-Priority Secured Notes and the New Notes (the “ABL Intercreditor Agreement”), (2) the intercreditor agreement which governs the relative rights of the secured parties in respect of the Credit Facilities, the Existing Senior-Priority Secured Notes and each series of New Notes (the “Senior-Junior Intercreditor Agreement”) and (3) the intercreditor agreement which governs the relative rights of holders of each series of New Notes (and holders of any future obligations secured on a pari passu basis with the New Notes) (the “Pari Passu Intercreditor Agreement” and, together with the ABL Intercreditor Agreement and the Senior-Junior Intercreditor Agreement, the “Intercreditor Agreements”). Each of the Intercreditor Agreements restrict the actions permitted to be taken by the Collateral Agent with respect to the Collateral on behalf of the holders of a series of New Notes.

Ranking of the New Notes and the Guarantees. Each series of New Notes and the related guarantees of each such series are:

•	effectively subordinated to any indebtedness with a senior-priority lien, including the Existing Senior-Priority Secured Notes, the Credit Facilities, the ABL Facility and the guarantees in respect thereof, to the extent of the value of the Collateral securing such obligations with a senior-priority lien;

•	effectively subordinated to any of the Issuer’s or such guarantor’s existing and future indebtedness that is secured by assets that do not secure such New Notes or the guarantees thereof to the extent of the value of such assets (including indebtedness under the Credit Facilities and the guarantees thereof which are secured by certain pledges of subsidiary stock that will not be pledged to secure the New Notes);

•	structurally subordinated to all liabilities of the Issuer’s subsidiaries that do not guarantee such New Notes;

•	subject to the above, ranked equal in right of payment to all of the Issuer’s and such guarantor’s existing and future indebtedness that is not subordinated in right of payment to the Issuer’s or such guarantor’s obligations in respect of such series of New Notes;

•	ranked senior in right of payment to any of the Issuer’s or such guarantor’s future indebtedness that is subordinated in right of payment to the Issuer’s or such guarantor’s obligations in respect of such series of New Notes; and

•	effectively senior to all of the Issuer’s and such guarantor’s existing and future unsecured indebtedness and to all of the Issuer’s existing and future secured indebtedness that is secured by a lien on the Collateral that ranks junior to the lien on such Collateral securing such series of New Notes and the guarantees thereof to the extent of the value of such Collateral (after giving effect to the prior application of such value to holders of prior ranking liens and the sharing of any remaining value with holders of equal ranking liens), including indebtedness under the ABL Facility to the extent of the value of the Non-ABL Priority Collateral securing such indebtedness.

Optional Redemption for the 2023 Notes. At any time prior to June 30, 2020, the Issuer may redeem some or all of the 2023 Notes at a price equal to 100% of the principal amount of the 2023 Notes redeemed plus accrued and unpaid interest, if any, to, but excluding, the applicable redemption date plus a “make-whole” premium, as described in the 2023 Notes Indenture. On or after June 30, 2020, the Issuer may redeem some or all of the 2023 Notes at any time and from time to time at the redemption prices set forth in the 2023 Notes Indenture, plus accrued and unpaid interest, if any, to, but excluding, the applicable redemption date. In addition, at any time prior to June 30, 2020, the Issuer may redeem up to 40% of the aggregate principal amount of the 2023 Notes with the proceeds of certain equity offerings at the redemption price set forth in the 2023 Notes Indenture, plus accrued and unpaid interest, if any, to, but excluding, the applicable redemption date.

Optional Redemption for the 2024 Notes. At any time prior to June 30, 2021, the Issuer may redeem some or all of the 2024 Notes at a price equal to 100% of the principal amount of the 2024 Notes redeemed plus accrued and unpaid interest, if any, to, but excluding, the applicable redemption date plus a “make-whole” premium, as described in the 2024 Notes Indenture. On or after June 30, 2021, the Issuer may redeem some or all of the 2024 Notes at any time and from time to time at the redemption prices set forth in the 2024 Notes Indenture, plus accrued and unpaid interest, if any, to, but excluding, the applicable redemption date. In addition, at any time prior to June 30, 2021, the Issuer may redeem up to 40% of the aggregate principal amount of the 2024 Notes with the proceeds of certain equity offerings at the redemption price set forth in the 2024 Notes Indenture, plus accrued and unpaid interest, if any, to, but excluding, the applicable redemption date.

Mandatory Redemption for the 2024 Notes. If the 2024 Notes would otherwise constitute “applicable high yield discount obligations” within the meaning of Section 163(i)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), at the end of each “accrual period” (as defined in Section 1272(a)(5) of the Code) ending after the fifth anniversary of the 2024 Notes’ issuance (each, an “AHYDO redemption date”), the Issuer will be required to redeem for cash a portion of each 2024 Note then outstanding equal to the “Mandatory Principal Redemption Amount” (each such redemption, a “Mandatory Principal Redemption”). The redemption price for the portion of each 2024 Note redeemed pursuant to any Mandatory Principal Redemption will be 100% of the principal amount of such portion plus any accrued interest thereon on the date of redemption. “Mandatory Principal Redemption Amount” means, as of each AHYDO redemption date, the portion of a 2024 Note required to be redeemed to prevent such 2024 Note from being treated as an “applicable high yield discount obligation” within the meaning of Section 163(i)(1) of the Code. No partial redemption or repurchase of the 2024 Notes prior to any AHYDO redemption date pursuant to any other provision of the 2024 Notes Indenture will alter the Issuer’s obligation to make a Mandatory Principal Redemption with respect to any 2024 Notes that remain outstanding on any AHYDO redemption date.

Change of Control. If the Company or the Issuer experience a Change of Control (as defined in each Indenture), the Issuer is required to offer to repurchase each series of New Notes at 101% of the principal amount of such series of New Notes plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase.

Restrictive Covenants and Events of Default. Each Indenture contains covenants that, among other things, limit the Issuer’s ability and the ability of its restricted subsidiaries to:

•	incur or guarantee additional indebtedness;

•	pay dividends or make other restricted payments;

•	make certain investments;

•	incur restrictions on the ability of the Issuer’s restricted subsidiaries that are not guarantors to pay dividends or make certain other payments;

•	create or incur certain liens;

•	sell assets and subsidiary stock;

•	impair the security interests;

•	transfer all or substantially all of the Issuer’s assets or enter into merger or consolidation transactions; and

•	enter into transactions with affiliates.

Each Indenture also prohibits the Issuer from purchasing, repurchasing, redeeming, defeasing or otherwise acquiring or retiring any outstanding 2019 Notes or 2020 Notes after the consummation of the Exchange Offers with: (a) cash or cash equivalents on hand as of the consummation of the Exchange Offers; (b) cash generated from operations; (c) proceeds from assets sales; or (d) proceeds from the issuance of, or in exchange for, secured debt, in each case, prior to the date that is 60 days prior to the relevant maturity dates of such 2019 Notes or 2020 Notes, as applicable.

Each Indenture provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest, breach of other agreements in each Indenture, failure to pay certain other indebtedness, failure to pay certain final judgments, failure of certain guarantees to be enforceable, failure to perfect certain collateral securing each series of Notes and certain events of bankruptcy or insolvency.

The foregoing description of each of the Indentures, the Collateral Agreement and each of the Intercreditor Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of each of the Indentures, the Collateral Agreement and each of the Intercreditor Agreements, as the case may be, which are filed as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5 and 4.6, respectively, hereto and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligations or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

4.01	Indenture, dated as of June 22, 2018, among CHS/Community Health Systems, Inc., Community Health Systems, Inc., the guarantors party thereto, Regions Bank, as trustee and as collateral agent, relating to the Junior-Priority Secured Notes due 2023.

4.02	Indenture, dated as of June 22, 2018, among CHS/Community Health Systems, Inc., Community Health Systems, Inc., the guarantors party thereto, Regions Bank, as trustee and as collateral agent, relating to the 8.125% Junior-Priority Secured Notes due 2024.

4.03	Junior-Priority Collateral Agreement, dated as of June 22, 2018, among CHS/Community Health Systems, Inc., Community Health Systems, Inc., the subsidiaries party thereto and Regions Bank, as junior-priority collateral agent.

4.04	Amended and Restated ABL Intercreditor Agreement, dated as of June 22, 2018, among JPMorgan Chase Bank, N.A., as ABL Agent, Credit Suisse AG, as senior-priority collateral agent, Credit Suisse AG, as senior-priority non-ABL loan agent, Regions Bank, as 2021 secured notes trustee, as 2023 secured notes trustee, as junior-priority collateral agent and as trustee under the Indentures, CHS/Community Health Systems, Inc., Community Health Systems, Inc., the subsidiary guarantors party thereto and each additional agent from time to time party thereto.

4.05	Senior-Junior Lien Intercreditor Agreement, dated as of June 22, 2018, among CHS/Community Health Systems, Inc., Community Health Systems, Inc., the subsidiaries party thereto, Credit Suisse AG, Cayman Islands Branch, as initial senior-priority collateral agent, Regions Bank, as initial junior-priority collateral agent and each additional agent from time to time party thereto.

4.06	Junior-Priority Lien Pari Passu Intercreditor Agreement, dated as of June 22, 2018, among Regions Bank, as collateral agent, Regions Bank, in its capacity as trustee under the 2023 Notes Indenture, Regions Bank, in its capacity as trustee under the 2024 Notes Indenture and each additional authorized representative from time to time party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2018	COMMUNITY HEALTH SYSTEMS, INC. (Registrant)

	By:	/s/ Thomas J. Aaron
Thomas J. Aaron
Executive Vice President and Chief Financial Officer
(principal financial officer)